UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)        February 15, 2007

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 15, 2007, j2 Global Communications, Inc. (“j2”) sent a letter to Easylink Services Corporation (“Easylink”) to withdraw its offer letter dated January 31, 2007 to acquire all outstanding Easylink common stock at a fixed price of $4.50 per share payable in cash. In addition, in light of the fact that Easylink has decided not to make any substantive changes to the “standstill” paragraph of its confidentiality agreement thereby effectively restricting j2 from obtaining necessary non-public information, j2 has also determined not to participate in the formal bidding process. A copy of the letter is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Letter to Easylink Services Corporation dated February 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: February 15, 2007	By:	/s/ R. Scott Turicchi
R. Scott Turicchi Co-President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Letter to Easylink Services Corporation dated February 15, 2007.